                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                  FORM 8-K/A

                            AMENDED CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 April 5, 1999


                               NATIONSRENT, INC.
            (Exact name of registrant as specified in its charter)



          DELAWARE                    001-14299                31-1570069
(State or other jurisdiction         (Commission              (IRS Employer
     of incorporation)               File Number)          Identification No.)




     450 East Las Olas Blvd.
     Fort Lauderdale, Florida                                 33301
(Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code: (954) 760-6550



                                      N/A
         (Former name or former address, if changed since last report)
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Item 5.   Other Events

     The documents listed in Item 7(c) of this Report are furnished herewith and incorporated herein by reference in their entirety.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements

          None

     (b)  Pro Forma Financial Statements

          None

     (c)  Exhibits

          (2.1) Agreement and Plan of Merger, dated as of January 20, 1999, between NationsRent, Inc. and Rental Service Corporation

          (2.2) Stock Option Agreement, dated as of January 20, 1999, between NationsRent, Inc. and Rental Service Corporation

          (2.3) Stock Option Agreement, dated as of January 20, 1999, between Rental Service Corporation and NationsRent, Inc.

          (2.4) Voting Agreement, dated as of January 20, 1999, between Kirk Holdings Limited Partnership, H. Family Investments, Inc. and Huizenga Investments Limited Partnership, as shareholders, and Rental Service Corporation

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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NATIONSRENT, INC.


                                    By: /s/ Joseph H. Izhakoff
                                       -----------------------
                                    Name:   Joseph H. Izhakoff
                                    Title:  Vice President



Date:  April 8, 1999

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